Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

19.Subsequent Events

a. Transactions with related parties:

A.       Allseas Marine S.A.: Effective January 2, 2015, the Company and Allseas mutually agreed to terminate a portion of the services that were provided by Allseas under the terms of the original management agreements. The amended and restated management agreements have an initial term of five years and automatically extend for successive five year term, unless, in each case, at least 30 days advance written notice of termination is given by either party. In addition, the amended and restated management agreements may be terminated by either party for cause, as set forth in the amended and restated management agreements, on at least 30 days advance written notice. The amended and restated management agreements provide for management fees, pre-delivery services fees and superintendent fees, as described in more detail in Note 4. In addition, on January 2, 2015, the Compensation Agreement that the Company and Allseas entered into in September 2012 was amended and restated to reflect the amended and restated management agreements. The provisions contained in the original Compensation Agreement (Note 4) remain unchanged.

B.     Seacommercial Shipping Services S.A. (“Seacommercial” or “Broker”): On January 2, 2015, the Company entered into a Sale & Purchase (“S&P”) and Charter Brokerage Services Agreement with Seacommercial, a Liberian company, pursuant to agreements with each vessel owning subsidiary. Mr. Michael Bodouroglou, the Company's Chairman, President and Chief Executive Officer, is the sole shareholder and Managing Director of Seacommercial. These agreements have an initial term of five years and automatically extend for successive five year term, unless, in each case, at least 30 days advance written notice of termination is given by either party. In addition, the agreements may be terminated by either party for cause, as set forth in the agreements, on at least 30 days advance written notice. The agreements provide for the following:

(i) Charter Hire Commissions – The Company pays Seacommercial 1.25% of the gross freight, demurrage and charter hire collected from the employment of the vessels.

(ii) Vessel Commissions – A commission equal to 1% of the contract price, calculated in accordance with the relevant memorandum of agreement, of any vessel bought or sold on behalf of the Company, is payable to Seacommercial.

In addition, on January 2, 2015, the Company entered into a Compensation Agreement with Seacommercial, whereby in the event that Seacommercial is involuntarily terminated as the broker of its fleet (including the termination by Seacommercial of the agreements for cause), it shall compensate Seacommercial with an amount equal to the sum of three years of charter brokerage commissions, based on the fleet at the time of termination, on the condition that Seacommercial will not receive this termination fee in the event that the Company terminates its agreements with Seacommercial for cause.

b.Dividend declaration

On March 13, 2015, the Company declared a dividend of $515,437 or $0.5625 per share on its Series C Preferred Shares, for the period from January 1, 2015 to March 31, 2015, payable on April 1, 2015 to shareholders of record as of March 31, 2015.